UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2007

PLUG POWER INC.

(Exact name of registrant as specified in charter)

Delaware	0-27527	22-3672377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

968 Albany-Shaker Road, Latham, New York 12110

(Address of Principal Executive Offices) (Zip Code)

(518) 782-7700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 26, 2007, Plug Power Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 31, 2007. That release referred to certain attached financial highlights for the quarter ended March 31, 2007. The full text of the press release, including the attachment referred to within the release, which were posted on the Company’s internet website, are furnished as Exhibit 99.1 hereto and are incorporated by reference herein.

On July 25, 2007, Plug Power Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2007. That release referred to certain attached financial highlights for the quarter ended June 30, 2007. The full text of the press release, including the attachment referred to within the release, which were posted on the Company’s internet website, are furnished as Exhibit 99.2 hereto and are incorporated by reference herein.

Each of these press releases was mistakenly not previously reported on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title
99.1	Press Release of Plug Power Inc. dated April 26, 2007, including attachment.

99.2	Press Release of Plug Power Inc. dated July 25, 2007, including attachment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUG POWER INC.

Date: November 7, 2007	By:	/s/ Roger B. Saillant
Roger B. Saillant
Chief Executive Officer